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                                                       EXHIBIT 23.1

                            INDEPENDENT AUDITORS' CONSENT



     The Board of Directors
     Ceridian Corporation:


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm in Part II, Item 5 hereof.




                                             /s/KPMG Peat Marwick LLP




     Minneapolis, Minnesota
     August 31, 1995